Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of National Waterworks, Inc. on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of National Waterworks, Inc.

/s/ Harry K. Hornish, Jr.

Harry K. Hornish, Jr.
President and Chief Executive Officer
March 3, 2005

/s/ Philip Keipp

Philip Keipp
Vice President and Chief Financial Officer
March 3, 2005

A signed written statement required by Section 906 has been provided to National Waterworks, Inc. and will be retained by National Waterworks, Inc. and furnished to the Securities and Exchange Commission and its staff upon request.